Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors May 2026

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sa le of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on our website or social media is of a material nature, some information could be material. Ther efo re, we encourage investors, the media, and others interested in our company to review the information we post on the investor relati ons section of our website and on our social media. We may update our social media channels from time to time on the investor relat ions section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are "qualified investors" as defined in paragraph 15 of Schedule 1 to the Public Offers and Admission to Trading Regulations 2024 who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as "Relevant Persons"); and in all cases are capable of being categorized as (i) in the European Economic Area, an eligible counterparty or a professional client, each as defined in Directive 2014/65/EU (as amended) or (ii) in the United Kingdom, an eligible counterparty (as defined in the FCA Handbook Conduct of Business Sourcebook) or a professional client (as defined in Regulation (EU) No 600/2014 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended) (such persons in (i) and (ii) being referred to as "Eligible Persons").
- This presentation must not be acted or relied on by persons who are not both Relevant Persons and Eligible Persons. Any investment or investment activity to which this presentation relates is available only to persons who are both Relevant Persons and Eligible Persons and will be engaged in only with persons who are both Relevant Persons and Eligible Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated, 12 September 2025, as supplemented from time to time (together, the "Prospectus") together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at https://www.londonstockexchange.com/news?tab=news-explorer. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland and the United Kingdom's Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on our website or social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the investor relations section of our website and on our social media. We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions Over 50 overseas manufacturing organizations in 27 countries and regions besides Japan Over 380,000 employees worldwide AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended Mar ch 2021. (1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in ea ch case those relating to financial services. (2) Capital Expenditures do not include vehicles in operating lease or right of use assets. (3) R&D activity related expenditures incurred during the reporting period. Source: TMC Q4 FY2024 Financial Summary; TMC Q4 FY2025 Financial Summary, TMC Q4 FY2026 Financial Summary

TOYOTA FINANCIAL SERVICES 6 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Motor North America, Inc. $21B+ Announced new investments into U.S. manufacturing operations since 2020 to support electrification efforts 35.3M+ Vehicles assembled in US since 1986 with over 60 years of US presence $50B+ Direct investment in the U.S. as of March 31, 2026 30 BEV models expected globally by 2030 #1 Through 2025, Toyota was the number one retail brand for the 14 th consecutive year 50.5% TMNA sales CYTD 2026 were electrified vehicles (1) as of March 31, 2026 Source : Toyota Motor North America, Inc. Reports (1) Electrified vehicles include hybrid, plug - in hybrid, battery electric, and fuel cell.

TOYOTA FINANCIAL SERVICES 8 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2026 MY NHTSA 5 - Star Overall Rating 20 Toyota models 9 Lexus models (includes multiple trims) 2026 U.S. News Best Cars for the Money Best Midsize Pickup Truck – Tacoma Best Midsize Hybrid Car – Camry Best Sports Car – GR86 Tundra, Corolla and Corolla Cross were finalists in their categories 2026 Kelley Blue Book Best Buy Awards Best Compact SUV – RAV4 Best Midsize Car – Camry Best Minivan – Sienna Best PHEV Car - Prius Best Luxury Hybrid SUV – Lexus RX Best Luxury Hybrid Car – Lexus ES Best Hybrid & Mid - Size Truck - Tacoma 2026 U.S. News Best Hybrid and Electric Cars Best Midsize Hybrid Car – Camry Best Midsize Hybrid Luxury PHEV – Lexus RX Best Hybrid Minivan - Sienna 2026 U.S. News Best Cars for Families Best Full - Size Pickup Truck – Tundra Finalist – Best Minivan – Sienna Finalist – Midsize Hybrid SUV – Grand Highlander 2026 Fortune Toyota has been again named by Fortune as one of the “World’s Most Admired Companies” including being the top automotive company on the list. 2026 IIHS Top Safety Pick Awards 3 qualifying Toyota models 1 qualifying Lexus model 2026 Kelley Blue Book Best Resale Value - Brand Toyota - ninth time in 10 years with nine category wins Lexus - repeat winner in 2026, three category wins 2026 J.D. Power and Associates Vehicle Dependability Survey Lexus and Toyota ranked 1 st and 8 th in overall dependability, while TMC received 8 model - level awards, the most of any parent corporation 2025 Interbrand Best Global Brands Toyota named world’s No. 1 most valuable automotive brand and No. 6 most valuable overall 2025 IIHS Used Vehicle List Best Choices for Teens 6 Toyota vehicles 2 Lexus vehicles

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus Vehicle Highlights Lexus GX Lexus TX (Hybrid/PHEV) Camry (Hybrid) Tacoma (Hybrid) Land Cruiser (Hybrid) Lexus RZ (BEV) Lexus RX (Hybrid/PHEV) RAV4 (Hybrid/PHEV)

TOYOTA FINANCIAL SERVICES 10 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 11 TFS Group Global Presence

TOYOTA FINANCIAL SERVICES 12 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Nearly 5.0 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of December 31, 2025 . (2) S&P (Stable), Moody’s (Stable) and Fitch (Stable). (3) The Credit Support Agreements do not apply to securitization transactions. Source : Company Reports

TOYOTA FINANCIAL SERVICES 13 ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease 84% 7% 9% $11.14B FYTD 2026 Q3 Revenue Source : TMCC December 31 , 2025 10 - Q . Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the quarter ended December 31, 2025.

TOYOTA FINANCIAL SERVICES 14 TMCC Earning Asset Composition $ in billions (P ercentages may not add to 100% due to rounding) Source: TMCC March 31, 2023 10 - K, March 31, 2024 10 - K, March 31, 2025 10 - K, and December 31, 2025 10 - Q

TOYOTA FINANCIAL SERVICES 15 TMCC Financial Performance $ in millions (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets. (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses). (3) Net Credit Losses : results are annualized and for Finance Receivables only. Source: TMCC December 31, 2024 10 - Q, and December 31, 2025 10 - Q

TOYOTA FINANCIAL SERVICES 16 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 17 Commercial Paper Highlights (1) As of December 31, 2025. Source : TMCC December 31, 2025 10 - Q and Company Reports $15.0B | $4.1B Syndicated Other Backed by $19.1B of Committed Bank Credit (1) TCCI TFA TMCC TMFNL TCPR Five Distinct Programs A - 1+ | P - 1 | F1 S&P Moody’s Fitch Highest Short - Term Ratings DOCP <GO> Rates Posted Daily on Bloomberg 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions $17.8B Average Outstanding Balance TMCC and TCPR during 3QFY26

TOYOTA FINANCIAL SERVICES 18 TMCC FY2026 Funding Overview As of March 31, 2026 (1) Net of retained. (2) Funding from asset - backed loans and ABCP Conduits. Percentages may not add up to 100% due to rounding

TOYOTA FINANCIAL SERVICES 19 Diversification in Debt Offerings As of December 31, 2025 $ in millions. Percentages may not add to 100% due to rounding. (1) EMTN total outstanding balance includes the effect of cross - currency interest rate swaps and differs from amounts shown in T MCC’s financial statements.

TOYOTA FINANCIAL SERVICES 20 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes. (2) Does not include EMTN issuances. Percentages may not add to 100% due to rounding. Source: Company Reports

TOYOTA FINANCIAL SERVICES 21 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 22 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 23 Retail Loan Managed Portfolio Performance* *Excludes contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business and includes contracts th at have been sold but are still being serviced by TMCC. Source: Company Reports as of December 31, 2025

TOYOTA FINANCIAL SERVICES 24 Retail Loan Cumulative Net Losses by Vintage Source : Company Reports as of December 31, 2025

TOYOTA FINANCIAL SERVICES 25 Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of December 31, 2025. Includes retail loans for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 26 TAOT ABS Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports

TOYOTA FINANCIAL SERVICES 27 TAOT ABS Cumulative Net Losses Source : Company Reports as of April 2026 payment date

TOYOTA FINANCIAL SERVICES 28 TALNT ABS Performance Source : Company Reports as of April 2026 payment date

TOYOTA FINANCIAL SERVICES 29 Lease Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of December 31, 2025. Includes leases for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 30 Lease Managed Portfolio Performance *Excludes contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business, and includes contracts t hat have been sold but are still being serviced by TMCC. Source: Company Reports as of December 31, 2025

TOYOTA FINANCIAL SERVICES 31 Lease Cumulative Net Credit Losses by Vintage Source : Company Reports as of December 31 , 2025

TOYOTA FINANCIAL SERVICES 32 TLOT ABS Characteristics *Percentages may not sum to 100% due to rounding. Source: Company Reports

TOYOTA FINANCIAL SERVICES 33 TLOT Performance Source : Company Reports as of April 2026 payment date